UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2012

Carey Watermark Investors Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54263	26-2145060
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this Current Report on Form 8-K (the “Report”) is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 8, 2012, a wholly-owned subsidiary of Carey Watermark Investors Incorporated (“CWI”) completed an investment in a joint venture in the Hilton Garden Inn New Orleans French Quarter/CBD with HRI Properties, the property owner and an unaffiliated third party (“HRI”).  CWI acquired an 87.56% interest in the joint venture for a capital contribution of $9.9 million. CWI also paid a $0.5 million acquisition fee to its advisor, Carey Lodging Advisors, LLC. CWI’s investment was made in the form of a preferred equity interest that carries a cumulative preferred dividend of 8.5% per year and is senior to HRI Properties’ equity interest. Total funding for the venture, excluding the acquisition fee of $0.5 million, is $22.3 million, comprised of CWI’s investment of $9.9 million described above, HRI’s contribution equivalent to $1.4 million, and the $11.0 million of debt described below. The hotel will be managed by HRI Lodging, Inc., an affiliate of HRI. Funding provides for a $3.5 million renovation of the hotel, which is expected be completed by September 2013. A copy of the press release announcing the transaction is filed as Exhibit 99.1 to this Report.

The property is subject to $11.0 million of new debt financing, with an annual interest rate of 5.3% and maturity date of July 1, 2019.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by, reference to the Limited Liability Company Operating Agreement of CWI-HRI New Orleans CBD Hotel, LLC, dated as of June 8, 2012, by and between CWI New Orleans CBD Hotel, LLC and Eleventh Floor Lodging, LLC. A copy of the agreement is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(a) and (b)

Pursuant to Items 9.01(a) and (b) of Form 8-K, the registrant hereby undertakes to file any financial statements required to be filed in response to Item 2.01 of Form 8-K through an amendment to this Report within 71 days after the date that this Report is filed.

(d) Exhibits

Exhibit No.	Description

10.1	Limited Liability Company Operating Agreement of CWI-HRI New Orleans CBD Hotel, LLC, dated as of June 8, 2012, by and between CWI New Orleans CBD Hotel, LLC and Eleventh Floor Lodging, LLC.

99.1	Press Release titled “Carey Watermark Investors Acquires Hilton Garden Inn New Orleans French Quarter/CBD” issued on June 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors Incorporated

Date: June 14, 2012	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Chief Financial Officer